UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  September 14, 2021

SIGA TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-23047	13-3864870
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. employer identification no.)

31 East 62nd Street New York, New York	10065
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code:  (212) 672-9100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
common stock, $.0001 par value	SIGA	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On September 14, 2021, the U.S. Department of Defense (“DoD”) publicly disclosed on a website (www.sam.gov) that it intends to negotiate and award a firm fixed-price type sole-source contract to SIGA Technologies, Inc. (“SIGA,” or the “Company”) for the procurement of TPOXX®.  The size and timing of any procurement of TPOXX was not disclosed.  The Company believes that the initial order from a contract to be negotiated with the DoD likely will be for a limited quantity of TPOXX, and there can be no assurance that the Company will successfully negotiate the size, timing or terms of the contract or be awarded the contract at all.  The Company intends to continue to discuss with the DoD as well as other agencies across the U.S. government the appropriate size and scope of TPOXX stockpiles to support pandemic preparedness and in light of DoD funding of studies to expand TPOXX labeling for post-exposure prophylaxis.

Forward-Looking Statements

This report contains certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended.  Such forward-looking statements are subject to various known and unknown risks and uncertainties, and SIGA cautions you that any forward-looking information provided by or on behalf of SIGA is not a guarantee of future performance.  More detailed information about SIGA and risk factors that may affect the realization of forward-looking statements, including the forward-looking statements in this report, is set forth in SIGA’s filings with the Securities and Exchange Commission (the “SEC”), including Item 1A. “Risk Factors” of SIGA’s Annual Report on Form 10-K for the year ended December 31, 2020, and SIGA’s subsequent filings with the SEC.  SIGA urges investors and security holders to read those documents free of charge at the SEC’s website at http://www.sec.gov.  All such forward-looking statements are current only as of the date on which such statements were made.  SIGA does not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date on which any such statement is made or to reflect the occurrence of unanticipated events.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIGA TECHNOLOGIES, INC.

	By:	/s/ Daniel J. Luckshire
	Name:	Daniel J. Luckshire
	Title:	Chief Financial Officer

Date: September 15, 2021